Revenue	12 Months Ended
Dec. 31, 2023
Revenue Disclosure [Abstract]
Revenue

16. Revenue
During 2023, the Company had revenue of $245.1 million (2022 ‐ $43.5 million) from the sale of 58.2 thousand (2022 – 11.4 thousand) gold ounces and 5.6 million (2022 – 1.1 million) silver ounces to three (2022 – two) customers.

	2023	2022
Gold	$113,263	$19,726
Silver	131,867	23,784
	$245,130	$43,510
The Company has three customers that account for 51%, 44%, and 5% respectively, of total gold and silver revenue (2022 - 2 customers of 81%, and 19%, respectively). The loss of certain of these customers or curtailment of purchases by such customers could have a material adverse effect on the Company’s financial performance, financial position, and cash flows.